SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2003
                                                 --------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

       New Jersey                       1-1031                  22-0743290
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(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

 Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ      08875-6707
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
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                                                                   Page 2 of 3




                                                          RONSON CORPORATION
                                                            FORM 8-K INDEX


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE                3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                        3





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                                                                   Page 3 of 3




Item 5. Other Events and Regulation FD Disclosure

     On March 27, 2003, Ronson Corporation (the "Company") announced that it had received a letter from Mr. Warren G. Lichtenstein of Steel Partners II, L.P., forwarding a copy of a derivative action Complaint filed against the Company's Board of Directors and an independent consultant to the Company. Reference is hereby made to the full text of the Company's release annexed to this report as
Exhibit 99(a), which by this reference is hereby incorporated into this item.


Item 7. Financial Statements and Exhibits

     a) Financial Statements: None.

     b) Pro Forma Financial Information: None.

     c) Exhibits:

        99.a) Ronson Corporation Press Release dated March 27, 2003, "Ronson Corporation Discloses Shareholder Derivative Action".


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Ronson Corporation



                                              /s/Daryl K. Holcomb
                                              --------------------
                                              Daryl K. Holcomb
                                              Vice President &
                                              Chief Financial Officer,
                                              Controller and Treasurer
Dated:  March 28, 2003